UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                                Amendment No. 1

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)   September 14, 2004
                                                     ---------------------




                          FRANKLIN LAKE RESOURCES INC.
            ---------------------------------------------------------
           (Exact name of small business as specified in its charter)



                 Nevada                      0-21812          52-2352724
   ----------------------------------   ----------------   -------------------
    (State or other jurisdiction of       (Commission        (IRS Employer
     incorporation or organization)        File Number)    Identification No.)



          11400 West Olympic Boulevard Suite 200, Los Angeles, CA 90064
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                    (Address of principal executive offices)



                                 (650) 588-0425
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                         (Registrant's telephone number)



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          (Former name or former address, if changed since last report)

ITEM 7.1  -  REGULATION FD DISCLOSURE

     On September 14, 2004 Franklin Lake Resources Inc. issued a press release announcing the scheduling of its annual meeting of shareholders, the appointment of a new auditor,and other matters. A copy of the press release is furnished as
Exhibit 99 to this Current Report, and is incorporated herein by reference.
Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     This first amended Current Report on Form 8-K for September 14, 2004 is furnished solely to correct an error in the text of Exhibit 99.1 ("News Release") to the original Report filed earlier this date.


ITEM 9.1  -  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

     None.


Exhibits

     Ex. 99 - Press Release date September 14, 2004

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  FRANKLIN LAKE RESOURCES INC.


Dated:  September 14, 2004                        /s/ Gregory Ofiesh
                                                  --------------------------
                                                  Fr. Gregory Ofiesh
                                                  President, CEO